Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of
1933 and the Securities Exchange Act of 1934.  The words “believe,”
“expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and
NuStar GP Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange
Commission and available on NuStar’s websites at www.nustarenergy.com
and
www.nustargp.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is a
leading publicly traded growth-oriented
partnership with a market capitalization
of around $3.5 billion and an enterprise
value of approximately $5.3 billion
One of the largest independent
petroleum pipeline and terminal
operators in the U.S. and one of the
largest asphalt refiners and marketers in
the U.S.
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general partner
interest, 16.7% of the common units
and incentive distribution rights in
NuStar Energy L.P. with a market
capitalization of around $1.2 billion
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (1/28/10): $57.57 $28.17
Annual Distribution/Unit: $4.26 $1.74
Yield (1/28/10): 7.40% 6.18%
Market Capitalization: $3,466 million $1,199 million
Enterprise Value: $5,254 million $1,213 million
Total Assets (12/31/09): $4,775 million $593 million
Debt/Capitalization (12/31/09): 42.7% n/a
Fortune 500 Ranking: 485 n/a
4
83.7%
Membership Interest
81.3%
L.P. Interest
Public Unitholders
35,602,018 NSH Units
Public Unitholders
49,953,342 NS Units
16.3%
Membership Interest
2.0% G.P. Interest
16.7 L.P. Interest
Incentive Distribution Rights
William E. Greehey
6,945,276 NSH Units
NYSE:  NSH
NYSE: NS

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,417 miles of crude oil and refined
product pipelines
Own 82 terminal facilities and four
crude oil storage tank facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries on the U.S. East
Coast capable of processing
104,000 bpd of crude oil
Large and Diverse Geographic Footprint
with Assets in Key Locations

46%
37%
17%
Percentage of 2009
Segment Operating Income
Approximately 83% of NuStar Energy’s segment operating income in 2009 came from fee-
based transportation and storage segments
Remainder of 2009 segment operating income related to margin-based asphalt and fuels marketing segment
Storage: 46%
Transportation: 37%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 17%
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

174
104
102
91
85
60
39
34
31
28
25
24
20
16
12
10
8
8
Independent Liquids Storage Capacity
(Millions of Barrels)
Global Leader in Independent
Liquids Storage
NuStar is the fourth largest independent liquids terminal operator in the world and second largest in the U.S.
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Note: 2005 and 2006 distributable cash flow are from continuing operations
Record Growth in Distributable Cash Flows at NS Has Fueled Solid
Distribution Growth at Both NS and NSH Every Year Since Their  IPOs
8
NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
NS Distributable Cash Flows ($ in Millions)
~7.5% CAGR ~10.5% CAGR
* Annualized Distribution
*
*
2001 2002 2003 2004 2005 2006 2007 2008 2009
$56
$68
$86
$102
$154
$214
$221
$319
$346
2006 2007 2008 2009
$1.28
$1.38
$1.58
$1.73

NuStar Energy L.P.’s Distribution was Covered by the Non-Asphalt
Distributable Cash Flows in 2008 and 2009
2008
2009
Non-Asphalt Distributable Cash Flows*                 $271.5 $325.0
Total Distribution 252.8 271.5
Excess Distributable Cash Flows $18.7 $53.5
% of Distribution Covered by
Non-Asphalt Distributable Cash Flows 100% 100%
Asphalt EBITDA $90.4** $70.2
Asphalt Distributable Cash Flows $47.5** $20.6
50% Holdback on Asphalt
Distributable Cash Flows $23.8 $10.3
Cumulative Asphalt Distributable Cash Flows
Available for Future Distributions    $23.8 $34.1
(Dollars in Millions)
*   Includes transportation, storage and fuels marketing operations
**  Includes $61 million hedging loss.  Adjusted Asphalt EBITDA was $151.2 million and adjusted distributable cash flows were $108.2 million without the hedging loss.
Cumulative holdback of distributable cash flows from the asphalt operations expected to be available should their be a shortfall in the distributable cash flows from the non-asphalt operations

Financial Overview 10

Large Increase in Internal Growth Capital Expected in
2010 that Will Seed the Next Phase of NuStar’s Growth

(Dollars in Millions)
$142
$131
$310
$81
Transportation
Storage
Asphalt & Fuels Marketing
$230
$60
$20
Early in 2009, we were cautious on our capital spending given the challenging economic and capital market conditions and we lightened our internal growth program to around $80 million
As capital markets improved throughout 2009, our internal growth program increased and ended at $131 million
2010 internal growth program is significantly higher at over $310 million and includes projects to:
Build new storage for large creditworthy customers under long-term contracts (i.e. 5 to 8 years)
Develop and improve logistics at key terminals
Expand our pipeline systems in fast-growing regions
Put in place the necessary infrastructure at key terminals to capture incremental ethanol and biofuel volumes
Optimize our asphalt operations
Expand our fuel oil blending and bunkering operations
Develop new crude supply logistics to capitalize on heavy crude oil imbalances

Maintaining Sufficient Liquidity
with Disciplined Financial Strategy
NS Current Revolver Availability
Total Bank Credit $1,216
Less:
Borrowings (530)
Letters of Credit (60)
Revolver Availability $626*
(Dollars in Millions)
NSH Current Revolver Availability
Total Bank Credit              $19.5
Less:
Borrowings                      14.3
Letters of Credit                   -
Revolver Availability          $  5.2
(Dollars in Millions)
2010
2011 $0.8
2012 $909.9**
2013
2014 $0.1
**  Primarily includes maturity of revolver, which expires
December 2012, and $350 million of senior notes
NS Debt Maturities (12/31/09)
Note:  NSH’s revolving credit facility expires on July 16, 2010
12
No significant near-term debt
maturities
Bond markets continue to remain
strong for investment grade MLPs
like NuStar Energy L.P.
* Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
$20.8
$480.9

Business Segment Overview – Storage 13

Strong Earnings Growth in NuStar’s
Fee-Based Storage Segment…New Opportunities Expected to
Continue to be Primarily in Storage
14
NuStar’s has generated strong earnings growth in its
storage segment mainly due to the $400 million
construction program started in 2006 and completed in
2009 and higher rates on storage contracts up for
renewal
Targeting an incremental $18 to $22 million of EBITDA
in 2010 compared to 2009 as projects started last year
and new projects under our significantly higher internal
growth program for this year will provide continued
growth in this segment.
Refined product demand growth outside the U.S. should
continue to benefit companies like NuStar that are
developing international storage opportunities
Storage Segment EBITDA ($ in Millions)
Storage Contract Renewals (% of Revenues)
1 Year
or Less
1 to 3
Years
3 to 5
Years
Greater
Than 5
Years
Flatter contango market not expected to impact
NuStar as we continue to sign up large credit
worthy customers under long-term contracts
Since approximately 90% of our revenues come
from leased assets, lower throughputs are not
expected to have a material impact to storage
results
2006 2007 2008 2009
$162
$177
$208
$242
24%
26%
37%
13%

Business Segment Overview – Transportation 15

Transportation Segment Continues to Generate Stable, Fee-Based Income
Despite Weaker Refined Product Demand and Lower Throughputs

2009 results higher than 2008 mainly due to 7.6% tariff increase effective July 1, 2009 and lower operating expenses as a result of lower power costs
Most industry experts are predicting that 2010 product demand should recover slightly as the economy improves, net of fuel efficiency estimates
Refinery utilization is projected to continue to be in the range of 80% to 85%
Refined product demand growth expected to be less in the U.S. and primarily international, mainly the Far East, Middle
East and parts of Latin America
Expect NuStar’s throughput volumes to increase slightly in 2010 compared to 2009, excluding the impact of the assets sales, and in-line with our view of a modest economic recovery next year
Recently announced refinery closures and proposed refinery sales not expected to impact NuStar’s results
Higher natural gas prices and higher power costs could negatively impact results
While the tariff adjustment is estimated to be around 1.2% lower starting July 1, 2010 compared to the July 2009 adjustment, the 2010 calendar year rate should be slightly higher than the 2009 calendar year rate
Should continue to benefit from last year’s 7.6% tariff increase for the first six months of 2010
Transportation Segment EBITDA ($ in
Millions)
2006 2007 2008 2009
$170
$177
$186
$190

Business Segment Overview – Asphalt & Fuels Marketing 17

Two-year adjusted EBITDA contribution from the
asphalt operations excluding the large 2008 crude oil
hedging loss, is now just over $220 million, which is in
line with acquisition economics
Asphalt inventories are at low-levels as significant
declines in production and imports have resulted in
healthy inventory draws despite weak demand
2009 winter-fill season has been atypical as prices
have increased during this time  and supply has been
tight resulting in fewer suppliers building inventories
Two-Year Contribution from Asphalt Operations in Line with
Original Projections - Expect to See Improved Asphalt Results in
2010 Due to Tight Supply and Improved Demand
18
Expect improved results from our asphalt operations in 2010 as we expect a higher margin per barrel and higher sales volumes due to:  (a) flat to slightly higher asphalt demand aided by the stimulus package, and (b) continued
tightness in supply mainly due to low refinery utilization rates and impact from coker projects
Although stimulus fund outlays have ramped up recently, it still represents only a small percentage of the total apportioned or, roughly $5.8 billion of the $27.5 billion available for highway projects
ARRA funding outlays lags in the states NuStar markets asphalt
Expect higher stimulus fund outlays in 2010
Industry groups continue to urge Congress to pass a multi-year highway funding bill instead of passing further continuing resolutions

10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.
36.5
31.8
35.2
21.2
-1.2
-7.7
-10.0
0.0
10.0
20.0
30.0
40.0
50.0
2004 2005 2006 2007 2008 2009 (YTD
Nov)
Imports Exports Net Imports
Significantly Lower Asphalt Production and Imports Through November 2009
Are Causing Inventories to Decline Even Further Despite Weak Demand
U.S. Asphalt Production (mbbls)
U.S. Asphalt Inventories (mbbls)
Source of data for graphs:  U.S. Energy Information Administration.  Data only available through November 2009
19
U.S. Net Imports (mbpd)
5,000
10,000
15,000
20,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 4-Year Avg.

While Asphalt Demand has been Trending Lower… Asphalt Margins still Better
Than Historical Margins Even Before Coker Impact in 2011 and Beyond
Weak public and private road demand due to the poor economy and lower than expected stimulus funds have caused asphalt demand to lag compared to last year
Asphalt demand through November 2009 was around 14% lower than 2008 and 29% below the 5-year average
Impact should result in a deferral and not a cancellation of road work projects
Continue to expect a positive impact to asphalt demand primarily in 2010 and 2011 when most of the stimulus spending is expected to occur and economic recovery supports private sector demand
Asphalt margins have already improved compared to history even before the coker story fully kicks in
2011-2012
U.S. Asphalt Demand (mbbls)
Source:  U.S. Energy Information Administration.  Data only available through November 2009
20
$3.78
$8.75
$6.37
U.S. East Coast Product Margin ($ per barrel)
*  2000 to 2007 is prior to NuStar’s acquisition of the asphalt operations and is based on the estimated margin for that period.
** Excludes impact from $61 million hedging loss incurred in 2008
**
*
5,000
10,000
15,000
20,000
25,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

No. Refinery PADD
Announced
Coker
Capacity
(Mbpd)
Announced
Crude
Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0               8.0              1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0               10.0            1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0             75.0            1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3               -            3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0             -            4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0             11.0            4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0             -            4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0             -            1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0               11.0            2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4               -            2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0               -            4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0             180.0           1Q 2010 Complete
13 Hunt - Tuscaloosa, Alabama III 18.5             15.0            4Q 2010 Firm
14 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0             -            1Q 2011 Firm
15 ConocoPhillips - Wood River, Illinois II 65.0             55.0            3Q 2011 Firm
16 BP - Whiting, Indiana II 95.0             30.0            1Q 2012 Firm
17 Motiva - Port Arthur, Texas III 95.0             325.0           3Q 2012 Firm
18 Marathon - Detroit, Michigan II 28.0             13.0            2Q 2013 Probable
Total US Expansion 516.2            733.0
Expansions Completed through 1Q 2010 164.7            295.0
Firm Expansions 2010-2013 323.5            425.0
Probable Expansions 2010-2013 28.0             13.0
Announced U.S. Coker Projects:
Despite Some Delays/Cancellations, Long-Term Impact of
Coker Projects on Asphalt Supply Still Intact
Source:  PIRA Refinery Database; Company Information
Approximately 95% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects)
One of the coker projects expected to start up in first quarter of 2010 has  already commenced operations
Most of the coker capacity is still expected to come on-line starting next year and through  2013, which should contribute to further tightening of asphalt supply

Majority of business derived from attractive set of fee-based storage and transportation assets that support  U.S. and international energy infrastructure
NuStar provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses have performed well in one of the worst recessions since the Great Depression
Investors provided optionality on the performance of the asphalt operations since the non-asphalt distributable cash flows have covered all of the distribution for the period NuStar has owned the asphalt refineries
Two-year contribution from the acquisition of the asphalt operations, excluding the hedging loss, over $220 million –
payback that is on track to be better than the typical MLP acquisition
Coker thesis still intact - Asphalt operations expected to benefit from better-than-historic asphalt margins over the long-
term as supply continues to tighten and demand improves
Economic stimulus package expected to benefit U.S. asphalt demand primarily in 2010 and 2011
Strong balance sheet and investment grade rating with a stable outlook
Attractive yield with quarterly distributions that are largely tax deferred
Recognized nationally for our outstanding safety and environmental record and one of the best places to work for
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Over $500 million of attractive internal growth projects over the next two to three years with over $310 million projected for 2010
Most of new growth projects expected to be in the storage segment
Investment Highlights

Questions & Answers

Appendix 24

(Dollars in Thousands)

The following is a reconciliation of net income to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008 2009
Net income 45,873 $       55,143 $       69,593 $       78,418 $       107,675 $     149,906 $     150,298 $     254,018 $       224,875 $
Plus interest expense, net 3,811            4,880            15,860          20,950          41,388          66,266          76,516          90,818            79,384
Plus income tax expense -                395               -                -                4,713            5,861            11,448          11,006            10,531
Plus depreciation and amortization expense 13,390          16,440          26,267          33,149          64,895          100,266        114,293        135,709          145,743
EBITDA 63,074          76,858          111,720        132,517        218,671        322,299        352,555        491,551          460,533
Less equity earnings from joint ventures 3,179            3,188            2,416            1,344            2,319            5,882            6,833            8,030              9,615
Less interest expense, net 3,811            4,880            15,860          20,950          41,388          66,266          76,516          90,818            79,384
Less reliability capital expenditures 2,786            3,943            10,353          9,701            23,707          35,803          40,337          55,669            45,163
Less income tax expense -                -                -                -                4,713            5,861            11,448          11,006            10,531
Plus mark-to-market impact on hedge transactions -                -                -                -                -                -                3,131            (9,784)             19,970
Plus charges reimbursed by general partner -                -                -                -                -                575               -                -                  -
Plus distributions from joint ventures 2,874            3,590            2,803            1,373            4,657            5,141            544               2,835              9,700
Plus other non-cash items -                -                -                -                2,672            -                -                -                  -
Distributable cash flow 56,172 $       68,437 $       85,894 $       101,895 $     153,873 $     214,203 $     221,096 $     319,079 $       345,510 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with
GAAP.
Reconciliation of Non-GAAP Financial Information:
EBITDA and Distributable Cash Flow

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
Operating income 60,629 $                     9,919 $                      50,710 $
Plus depreciation and amortization expense 19,463 -                               19,463
EBITDA 80,092 $                     9,919 $                      70,173 $
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
Operating income 112,506 $                  36,239 $                    76,267 $
Plus depreciation and amortization expense 14,734 552                           14,182
Plus hedging loss 60,704                       -                               60,704
Adjusted EBITDA 187,944 $                  36,791 $                    151,153 $
Combined two-year adjusted EBITDA from asphalt operations 221,326 $
The following is a reconciliation of operating income to adjusted EBITDA and adjusted EBITDA for our asphalt operations and asphalt and fuels marketing segment:
Year Ended
December 31, 2008
Year Ended
December 31, 2009

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing (continued)
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
Gross margin $ 207,373 $ 58,577 $ 148,796
Plus hedging loss - 60,704
Adjusted gross margin
$ 268,077 $ 58,577
$ 209,500
Sales volumes (barrels in thousands) 23,931
Adjusted margin per barrel $ 8.75
The following is a reconciliation of gross margin to adjusted gross margin per barrel for our asphalt operations:
Year Ended
December 31, 2008
60,704

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing (continued)
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Year Ended
December 31, 2008
Year Ended
December 31, 2009
Asphalt operations operating income 76,267 $                   50,710 $
Plus depreciation and amortization associated with asphalt operations 14,182 19,463
Asphalt operations EBITDA 90,449 70,173
18,640 16,105
Less interest expense 20,150 26,056
Less income tax expense - 489
Less reliability capital expenditures 4,126 6,962
Asphalt operations distributable cash flow 47,533 $                   20,561 $
Plus hedging loss in 2Q08 60,704 -
Asphalt operations distributable cash flow excluding hedging loss 108,237 $                 20,561 $
Distributable cash flow 319,080 $                 345,510 $
Less asphalt operations distributable cash flow 47,533 20,561
Non-asphalt operations distributable cash flow 271,547 $                 324,949 $
Less general & administrative expense
The following is a reconciliation of operating income to EBITDA and distributable cash flow for our asphalt operations:
Allocated to asphalt operations for distributable cash flow purposes

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Storage and Transportation
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009
Operating income 108,486 $                  114,635 $                  141,079 $                  171,245 $
Plus depreciation and amortization expense 53,121                        62,317                        66,706                        70,888
EBITDA 161,607                      176,952                      207,785                      242,133
Year Ended December 31,
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009
Operating income 122,714                      126,508                      135,086                      139,869
Plus depreciation and amortization expense 47,145                        49,946                        50,749                        50,528
EBITDA 169,859 $                  176,454 $                  185,835 $                  190,397 $
Year Ended December 31,
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the year ended December 31, 2010 compared to the year ended December 31, 2009:
Storage Segment
Projected incremental operating income range $     13,000 -  17,000
Plus projected incremental depreciation and
amortization expense 5,000
Projected incremental EBITDA range $     18,000 -  22,000